Exhibit 99.1

For immediate release	For More Information:
F. Scott Dueser, President, CEO & Chairman of
First Financial Bankshares, Inc., 325.627.7155

FIRST FINANCIAL BANKSHARES TO ACQUIRE

THE BANK & TRUST OF BRYAN/COLLEGE STATION

ABILENE, Texas, September 19, 2019 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today announced that it has entered into a definitive agreement to acquire TB&T Bancshares, Inc. and its wholly owned subsidiary, The Bank & Trust of Bryan/College Station, Texas. Subject to the terms and conditions of the definitive agreement, the acquisition consideration will consist solely of First Financial Bankshares common stock totaling approximately 6.276 million shares. The purchase price was established based on a $30.28 price per share of FFIN common stock and totaled $190 million as of the close of business on the day both parties agreed to pricing. Pending regulatory and shareholder approval, the acquisition is expected to be finalized in the first quarter of 2020.

The acquisition of The Bank & Trust expands First Financial Bankshares’ growing Texas footprint with five branches in Bryan and College Station, the home of Texas A&M University, with more than sixty thousand students and one of the largest universities in the United States. This community also hosts Blinn College with more than twelve thousand students and the new Rellis Academic Alliance, which is a partnership between Blinn and Texas A&M. This is a high- growth college community that should continue to grow with this higher education influence and all of the related businesses with it.

“We have courted The Bank & Trust for a number of years because they are one of the highest rated banks in Texas, have had steady growth, and have a solid market share in the Bryan/ College Station market,” said F. Scott Dueser, Chairman, President and CEO of First Financial Bankshares. “This bank is well-managed by a group of bankers who have a long history of serving this market and will continue in their present positions. We are looking forward to joining together with The Bank & Trust and the Texas A&M University community with First Financial and our combined rich histories. First Financial was founded in 1890 by Fleming Wills James and John Garland James, who also helped found Texas A&M, where John Garland James was the second President of the University.”

“This is a very strategic acquisition for our company moving into the expanding Bryan/College Station market. Once this acquisition is complete, we will have banking operations throughout Texas with 78 locations that span from Hereford in the Panhandle to Orange in southeast Texas. We welcome this opportunity to bring our expanded banking and wealth management services to this new market by adding The Bank & Trust to the financially strong and growing First Financial Bank family,” Dueser added.

As of June 30, 2019, The Bank & Trust had total assets of $624.5 million, total loans of $445.6 million and total deposits of $538.2 million.

“We are very excited about the pending merger with First Financial Bankshares,” said Tim Bryan, Chairman & CEO of The Bank & Trust. “First Financial is one of the top performing banks in the country and has been for quite some time. First Financial is a first class organization which produces first class results. Its ‘One Bank, Multiple Regions’ concept combines the resources of a big bank with traditional community banking services. As a part of a larger institution, we will be better able to fund our larger customers’ borrowing needs, provide wealth management for our more affluent customers and additional consumer products. It’s a win-win for all of us, our customers and all of Bryan-College Station.”

FFIN was advised by J.P. Morgan Securities, LLC as its financial adviser and Norton Rose Fulbright US LLP as its legal advisor in this transaction, and TB&T Bancshares, Inc. was advised by Stephens, Inc. as its financial advisor and Fenimore Key Harrison & Ford LLP as its legal advisor in this transaction.

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 73 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with eight locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, First Financial Bankshares intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of First Financial Bankshares common stock to be issued to TB&T Bancshares, Inc. stockholders. The registration statement will include a proxy statement/prospectus, which will be sent to the stockholders of TB&T Bancshares, Inc. seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL BANKSHARES, TB&T BANCSHARES, INC. AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents, when filed, through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by First Financial Bankshares will be available free of charge by directing a request by telephone or mail to First Financial Bankshares, Inc., 400 Pine Street, Abilene, Texas 79601, Attn: Investor Relations. First Financial Bankshares’ telephone number is 325-627-7155 or on First Financial Bankshares’ website at www.ffin.com, under the tab “Investor Relations”.

First Financial Bankshares, TB&T Bancshares, Inc. and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TB&T Bancshares, Inc.’s shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of First Financial Bankshares is set forth in the proxy statement for First Financial Bankshares’ 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 1, 2019. Free copies of this document may be obtained free of charge as described in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward Looking Statement

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325-627-7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.